Rule 497 (e)

333-124048

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED MAY 1, 2017

TO PROSPECTUS DATED MAY 1, 2017

Notwithstanding anything in the prospectus the Return of Premium Enhanced Death Benefit Rider has not been approved in the states of California, Delaware, and Florida and is currently not available for purchase.

Please note if you purchase this contract prior to the approval of the Return of Premium Enhanced Death Benefit Rider, you will not be able to elect this benefit for this contract.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS.  READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-05-01-2017